CSFB 03-21

GROUP 7

Pay rules

1.

Pay the NAS priority amount to the 7A4 and 7A17 prorata.

2.

According to the aggregate PAC schedule pay as follows:

1.

To the 7A1, 7A2, 7A3, 7A5, 7A6, 7A7, 7A8, 7A9, 7A10, 7A11, 7A12 prorata until retired

2.

To the 7A13 and 7A14 prorata until retired.

3.

To the 7A15 until retired.

3.

Pay the 7A16 until retired.

4.

Disregarding the aggregate PAC schedule pay as follows:

1.

To the 7A1, 7A2, 7A3, 7A5, 7A6, 7A7, 7A8, 7A9, 7A10, 7A11, 7A12 prorata until retired

2.

To the 7A13 and 7A14 prorata until retired.

3.

To the 7A15 until retired.

5.

Pay the 7A4 and 7A17 prorata until retired.

IOs:

7IO1:

 (100/525 *  (Sum of 7A1, 7A2, 7A3, 7A5, 7A6, 7A7, 7A8, 7A9, 7A10, 7A11, 7A12 Balances))

7IO2:

 (12.5/525 *  (Sum of 7A13 and 7A14 Balances))

7IO3:

 (12.5/525 *  (Sum of 7A4 and 7A17 Balances)